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                                   EXHIBIT 21

                          SHAWMUT NATIONAL CORPORATION
                       PARENT AND PRINCIPAL SUBSIDIARIES

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                                              SHAWMUT NATIONAL CORPORATION
REGISTRANT:                                      (DELAWARE CORPORATION)
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
Subsidiary, all of whose voting.......... Hartford National Corporation
securities are owned by Shawmut           (Delaware Corporation)
National Corporation:
Subsidiary, all of whose voting.......... Shawmut Corporation
securities are owned by Shawmut           (Massachusetts Corporation)
National Corporation:
Subsidiary, all of whose voting.......... Shawmut New Hampshire Corporation
securities are owned by Shawmut           (New Hampshire Corporation)
National Corporation:
Subsidiary, all of whose voting.......... Shawmut Bank Connecticut, National
securities are owned by Shawmut           Association (United States
National Corporation:                     Corporation doing business in
                                          Rhode Island as Shawmut Bank)
Subsidiary, all of whose voting.......... Shawmut Bank, National Association
securities are owned by Shawmut           (United States Corporation)
National Corporation:
Subsidiary, all of whose voting.......... Shawmut Bank NH
securities are owned by Shawmut           (New Hampshire Corporation)
New Hampshire Corporation:
Subsidiary, all of whose voting.......... Shawmut Bank, FSB
securities are owned by Shawmut           (United States Corporation)
National Corporation:
Subsidiary, all of whose voting.......... Shawmut Trust Company of Rhode Island
securities are owned by Shawmut           (Rhode Island Corporation)
Bank Connecticut, National Association:
NONBANK SUBSIDIARIES
Subsidiary, all of whose voting.......... Shawmut Investment Advisers, Inc.
shares are owned by Shawmut               (Massachusetts Corporation)
Corporation:
Subsidiary, all of whose voting.......... Shawmut Capital Corporation
shares are owned by Shawmut               (Connecticut Corporation)
Bank Connecticut, National
Association:
ADDITIONAL SUBSIDIARIES (NON-PRINCIPAL)
Subsidiary, all of whose voting.......... Shawmut Brokerage, Inc.
shares are owned by Shawmut               (Connecticut Corporation)
Bank Connecticut, National
Association:
Subsidiary, all of whose voting.......... Shawmut Mortgage Company
shares are owned by Shawmut               (Connecticut Corporation)
Bank Connecticut, National
Association:
Subsidiary, all of whose voting.......... Shawmut National Trust Company
shares are owned by Hartford              (United States Corporation)
National Corporation:
Subsidiary, all of whose voting.......... Shawmut Trust Company
shares are owned by Hartford              (New York Trust Company)
National Corporation:
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